UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2009

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road

 Futian, Shenzhen, China, 518034

 (Address of Principal Executive Offices)

(86) 755-83510888

 Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 16, 2009, China Security & Surveillance Technology, Inc. (the "Company") issued a press release announcing that the Company has appointed Mr. Daiyou Qian, age 38, as the Company’s Chief Strategy Officer and Lizhong Wang, age 43, as the Company’s Chief Operating Officer. Concurrently, Mr. Qian resigned as the Company's Chief Operating Officer.

In his new role, Mr. Qian will assist the Company’s Chief Executive Officer with the overall strategic direction of the Company’s diversified business segments. Mr. Qian has served as the Company’s Chief Operating Officer since January 2008. He founded Hangzhou Tsingvision Intelligence System Co. Ltd. ("Tsingvision") in 2003. Tsingvision was acquired by the Company in July 2007. From April 2005 to December 2007, Mr. Qian was the general manager of Tsingvision. Mr. Qian was also an associate professor at Hangzhou Normal University from April 2005 to June 2007. From December 1995 to April 2005, Mr. Qian was a senior engineer of CETC Institute 52 (China Electronics Science and Technology Corporation, the Institute). Mr. Wang, as the Chief Operating Officer, will assume Mr. Qian’s previous responsibilities. Mr. Wang has served as the Company’s Chief Administrative Office and the president of China Security & Surveillance Technology (PRC) Inc. since January 2008. From August 2006 to December 2007, he served as the vice president and president of Shenzhen Golden Group Co., Ltd. Prior to joining Golden Group, Mr. Wang was the vice chairman of CPPCC and People’s Congress of Qingyuan district, Ji’An city. Mr. Wang holds an EMBA from the Centenary College, U.S.A., and a B.A and M.A. in Economics from the Party School of the Central Committee of C.P.C, China.

There is no arrangement or understanding pursuant to which Mr. Qian was selected as the Chief Strategy Officer, and there are no related party transactions between Mr. Qian and the Company reportable under Item 404(a) of Regulation S-K.

There is no arrangement or understanding pursuant to which Mr. Wang was selected as the Chief Operating Officer, and there are no related party transactions between Mr. Wang and the Company reportable under Item 404(a) of Regulation S-K.

No family relationships exist among Mr. Qian, Mr. Wang and any other directors or executive officers of the Company. A copy of the press release issued by the Company on January 16, 2009 announcing the change of the Company’s executive team is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 16, 2009

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

Date: January 16, 2009	/s/ Guoshen Tu
Name: Guoshen Tu
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 16, 2009